                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Netcentives, Inc.               Case No.       01-32597-DM-11
        Post Communications, Inc.                   -------------------
        MaxMiles, Inc.                              01-32620-SFM11
                                        CHAPTER 11  01-32621-DM-11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)
--------------------------------------

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:  Nov-01                   PETITION DATE:     10/05/01
                   -------------                              -----------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____the Office of the U.S. Trustee or the Court has approved the
        Cash Basis of Accounting for the Debtor). Dollars reported in   $1
                                                                        --

                                                                        End of Current          End of Prior     As of Petition
                                                                                                ------------
2.      Asset and Liability Structure                                        Month                 Month              Filing
                                                                             -----                 -----              ------
        a.  Current Assets                                                    $ 7,550,964         $ 8,963,354
                                                                       -------------------  ------------------
        b.  Total Assets                                                      $15,210,324         $16,969,714          $23,813,294
                                                                       -------------------  ------------------   ------------------
        c.  Current Liabilities                                               $ 1,027,037         $   552,664
                                                                       -------------------  ------------------
        d.  Total Liabilities                                                 $29,446,956         $29,228,033          $ 7,964,178
                                                                       -------------------  ------------------   ------------------

                                                                                                                    Cumulative
3.      Statement of Cash Receipts & Disbursements for Month             Current Month          Prior Month       (Case to Date)
                                                                         -------------          -----------       --------------
        a.  Total Receipts                                                    $   952,912         $ 1,520,182          $ 2,473,094
                                                                       -------------------  ------------------   ------------------
        b.  Total Disbursements                                               $ 1,587,108         $ 1,125,255          $ 2,712,363
                                                                       -------------------  ------------------   ------------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       ($   634,196)        $   394,927         ($   239,269)
                                                                       -------------------  ------------------   ------------------
        d.  Cash Balance Beginning of Month                                   $ 3,726,018         $ 3,331,091          $ 3,331,091
                                                                       -------------------  ------------------   ------------------
        e.  Cash Balance End of Month (c + d)                                 $ 3,091,822         $ 3,726,018          $ 3,091,822
                                                                       -------------------  ------------------   ------------------

                                                                                                                    Cumulative
                                                                           Current Month        Prior Month       (Case to Date)
                                                                           -------------        -----------       ---------------
4.      Profit/(Loss) from the Statement of Operations                       ($ 3,453,104)       ($ 1,950,126)        ($ 5,403,230)
                                                                       -------------------  ------------------   ------------------
5.      Account Receivables (Pre and Post Petition)                           $ 2,845,765         $ 3,181,677
                                                                       -------------------  ------------------
6.      Post-Petition Liabilities                                             $ 1,027,037         $   552,664
                                                                       -------------------  ------------------
7.      Past Due Post-Petition Account Payables (over 30 days)                $   424,200         $         0
                                                                       -------------------  ------------------

At the end of this reporting month:                                                                 Yes                 No
                                                                                                    ---                 --
8.      Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
        including date of payment, amount of payment and name of payee)                                                  X
                                                                                            ------------------   ------------------
9.      Have any payments been made to professionals? (if yes, attach listing
        including date of payment, amount of payment and name of payee)                              X
                                                                                            ------------------   ------------------
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                X
                                                                                            ------------------   ------------------
11.     Have any payments been made to officers, insiders, shareholders, relatives?
        (if yes, attach listing including date of payment, amount and reason for payment,                                 X
        and name of payee)                                                                  ------------------   -------------------

12.     Is the estate insured for replacement cost of assets and for general liability?               X
                                                                                            -------------------  ------------------
13.     Are a plan and disclosure statement on file?                                                                     X
                                                                                            -------------------  ------------------
14.     Was there any post-petition borrowing during this reporting period?                                              X
                                                                                            -------------------  ------------------
15.     Check if paid: Post-petition taxes  X ; U.S. Trustee Quarterly Fees ___;
                                           ---
        Check if filing is current for: Post-petition tax reporting and tax returns: X  .
                ---
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
        Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: _________________           _____________________________________________
                                  Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 11/30/01
                                              --------

                   Current Month
---------------------------------------------------
                                                                                                         Cumulative      Next Month
        Actual        Forecast        Variance                                                         (Case to Date)     Forecast
        ------        --------        --------                                                         --------------     --------
                                                  Revenues:
       $1,255,359     $1,333,000     ($   77,641)   Gross Sales                                          $3,307,571      $        0
    --------------  -------------  --------------                                                      -------------   -------------
       $        0                                   less: Sales Returns & Allowances
    --------------  -------------  --------------                                                      -------------   -------------
       $1,255,359     $1,333,000     ($   77,641)   Net Sales                                            $3,307,571      $        0
    --------------  -------------  --------------                                                      -------------   -------------
       $  764,002     $  400,000     ($  364,002)   less: Cost of Goods Sold      (Schedule 'B')         $1,692,925      $        0
    --------------  -------------  --------------                                                      -------------   -------------
       $  491,357     $  933,000     ($  441,643)   Gross Profit                                         $1,614,646      $        0
    --------------  -------------  --------------                                                      -------------   -------------
       $        0                     $        0    Interest                                             $    8,073
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Other Income:
    --------------  -------------  --------------                      ----------------------------    -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
       $  491,357     $  933,000     ($  441,643)       Total Revenues                                   $1,622,719      $        0
    --------------  -------------  --------------                                                      -------------   -------------

                                                  Expenses:
                                      $        0    Compensation to Owner(s)/Officer(s)
    --------------  -------------  --------------                                                      -------------   -------------
       $1,154,737     $  700,000     ($  454,737)   Salaries                                             $1,892,199      $  300,000
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Commissions
    --------------  -------------  --------------                                                      -------------   -------------
       $   65,116     $        0     ($   65,116)   Contract Labor                                       $   65,116      $  105,000
    --------------  -------------  --------------                                                      -------------   -------------
                                                    Rent/Lease:
       $    6,168                    ($    6,168)       Personal Property                                                $    7,598
    --------------  -------------  --------------                                                      -------------   -------------
       $  344,779     $  300,000     ($   44,779)       Real Property                                    $  975,674      $  350,000
    --------------  -------------  --------------                                                      -------------   -------------
       $   32,723     $   40,000      $    7,277    Insurance                                            $   76,045      $   40,000
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Management Fees
    --------------  -------------  --------------                                                      -------------   -------------
       $  815,640     $  650,000     ($  165,640)   Depreciation                                         $1,459,201      $  185,161
    --------------  -------------  --------------                                                      -------------   -------------
                                                    Taxes:
       $   36,934     $   30,000     ($    6,934)       Employer Payroll Taxes                           $   68,293      $   25,000
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0        Real Property Taxes
    --------------  -------------  --------------                                                      -------------   -------------
       $   35,315                    ($   35,315)       Other Taxes                                      $   76,003      $   35,000
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Other Selling
    --------------  -------------  --------------                                                      -------------   -------------
       $  271,975     $  150,000     ($  121,975)   Other Administrative                                 $  443,059      $  200,000
    --------------  -------------  --------------                                                      -------------   -------------
       $      191                    ($      191)   Interest                                             $      191
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Other Expenses:
    --------------  -------------  --------------                      ----------------------------    -------------   -------------
       $1,002,153     $  780,000     ($  222,153) Amortization of Intangibles                            $1,786,446      $  225,806
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
       $   16,397     $   12,000     ($    4,397) Workers Compensation                                   $   29,229      $   10,000
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
       $   37,462                    ($   37,462) Other Expenses                                         $   22,022      $   25,000
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
       $  124,873                    ($  124,873) Employee Benefits (Medical, Dental, Life)              $  124,873      $  100,000
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------
       $3,944,461     $2,662,000     ($1,282,461)       Total Expenses                                   $7,025,949      $1,600,968
    --------------  -------------  --------------                                                      -------------   -------------
      ($3,453,104)   ($1,729,000)    ($1,724,104) Subtotal                                              ($5,403,230)    ($1,600,968)
    --------------  -------------  --------------                                                      -------------   -------------
                                                  Reorganization Items:
                                      $        0    Professional Fees
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Provisions for Rejected Executory Contracts
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Interest Earned on Accumulated Cash from
    --------------  -------------  --------------                                                      -------------   -------------
                                                     Resulting Chp 11 Case
                                      $        0    Gain or (Loss) from Sale of Equipment
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    U.S. Trustee Quarterly Fees
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0
    --------------  -------------  -------------- -------------------------------------------------    -------------   -------------

       $        0     $        0      $        0         Total Reorganization Items                      $        0      $        0
    --------------  -------------  --------------                                                      -------------   -------------

      ($3,453,104)   ($1,729,000)    ($1,724,104)   Net Profit (Loss) Before Federal & State Taxes      ($5,403,230)    ($1,600,968)
    --------------  -------------  --------------                                                      -------------   -------------
                                      $        0    Federal & State Income Taxes
    --------------  -------------  --------------                                                      -------------   -------------

      ($3,453,104)   ($1,729,000)    ($1,724,104) Net Profit (Loss)                                     ($5,403,230)    ($1,600,968)
    ==============  =============  ==============                                                      =============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 11/30/01
                                              --------

     Assets

                                                           From Schedules          Market Value
                                                           --------------          ------------
Current Assets

     Cash and cash equivalents - unrestricted                                       $ 2,464,458
                                                                                   -------------
     Cash and cash equivalents - restricted                                         $   627,364
                                                                                   -------------
     Accounts receivable (net)                                    A                 $ 2,845,765
                                                                                   -------------
     Inventory                                                    B                 $         0
                                                                                   -------------
     Prepaid expenses                                                               $ 1,613,378
                                                                                   -------------
     Professional retainers
     Other:
             --------------------------------------------                          -------------

     ----------------------------------------------------                          -------------

              Total Current Assets                                                  $ 7,550,964
                                                                                   -------------
Property and Equipment (Market Value)

     Real property                                                C                 $         0
                                                                                   -------------
     Machinery and equipment                                      D                 $   400,000
                                                                                   -------------
     Furniture and fixtures                                       D                 $         0
                                                                                   -------------
     Office equipment                                             D                 $         0
                                                                                   -------------
     Leasehold improvements                                       D                 $         0
                                                                                   -------------
     Software                                                     D                 $   120,000
                                                                                   -------------
     Capitalized R&D                                              D                 $         0
           ----------------------------------------------                          -------------
     Other                                                        D                 $         0
     ----------------------------------------------------                          -------------
                                                                  D
     ----------------------------------------------------                          -------------
                                                                  D
     ----------------------------------------------------                          -------------
                                                                  D
     ----------------------------------------------------                          -------------

             Total Property and Equipment                                           $   520,000
                                                                                   -------------
Other Assets

     Loans to shareholders
                                                                                   -------------
     Loans to affiliates
                                                                                   -------------
     Goodwill, Patents, Investment in Subs                                          $ 4,510,000
     ----------------------------------------------------                          -------------
     Marketable Securities - Valuestar                                              $     4,217
     ----------------------------------------------------                          -------------
     Investment in CLN KK Joint Venture                                             $         0
     ----------------------------------------------------                          -------------
     Deposits                                                                       $ 2,625,143
     ----------------------------------------------------                          -------------
             Total Other Assets                                                     $ 7,139,360
                                                                                   -------------
             Total Assets                                                           $15,210,324
                                                                                   =============

     NOTE:

               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
               MARKET VALUE OF PROPERTY, EQUIPMENT AND GOODWILL/PATENTS BASED ON RESULTS OF BANKRUPTCY ASSET AUCTION HELD ON 11/15/01 (less $350K rec'd from purchasers in Nov-01)

                             Liabilities and Equity
                             (General Business Case)

Liabilities From Schedules

     Post-Petition

          Current Liabilities

                  Salaries and wages
                                                                                                   ----------------
                  Payroll taxes
                                                                                                   ----------------
                  Real and personal property taxes
                                                                                                   ----------------
                  Income taxes
                                                                                                   ----------------
                  Sales taxes
                                                                                                   ----------------
                  Notes payable (short term)
                                                                                                   ----------------
                  Accounts payable (trade)                                        A                 $    1,027,037
                                                                                                   ----------------
                  Real property lease arrearage
                                                                                                   ----------------
                  Personal property lease arrearage
                                                                                                   ----------------
                  Accrued professional fees
                                                                                                   ----------------
                  Current portion of long-term post-petition debt (due within 12 months)
                                                                                                   ----------------
                  Other:
                             -------------------------------------------                           ----------------

                  ------------------------------------------------------                           ----------------

                  ------------------------------------------------------                           ----------------
                  Total Current Liabilities                                                         $    1,027,037
                                                                                                   ----------------
          Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                   ----------------
                  Total Post-Petition Liabilities                                                   $    1,027,037
                                                                                                   ----------------
     Pre-Petition Liabilities (allowed amount)

                  Secured claims                                                  F                 $    2,081,987
                                                                                                   ----------------
                  Priority unsecured claims                                       F                 $      145,008
                                                                                                   ----------------
                  General unsecured claims                                        F                 $   26,192,925
                                                                                                   ----------------
                  Total Pre-Petition Liabilities                                                    $   28,419,920
                                                                                                   ----------------
                  Total Liabilities                                                                 $   29,446,956
                                                                                                   ----------------
Equity (Deficit)

          Retained Earnings/(Deficit) at time of filing (10/05/01)                                 ($  590,478,677)
                                                                                                   ----------------
          Capital Stock                                                                             $       43,920
                                                                                                   ----------------
          Additional paid-in capital                                                                $  629,197,414
                                                                                                   ----------------
          Cumulative profit/(loss) since filing of case                                            ($    5,403,230)
                                                                                                   ----------------
          Post-petition contributions/(distributions) or (draws)                                    $            0
                                                                                                   ----------------
          Deferred Stock Compensation                                                              ($    2,868,357)
                --------------------------------------------------------                           ----------------
          Market value adjustment                                                                  ($   44,727,702)
                                                                                                   ----------------
                  Total Equity (Deficit)                                                           ($   14,236,632)
                                                                                                   ----------------
Total Liabilities and Equity (Deficit)                                                              $   15,210,324
                                                                                                   ================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)


                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                              Accounts Receivable      Accounts Payable            Past Due
                                                           [Pre and Post Petition]     [Post Petition]        Post Petition Debt
                                                           -----------------------     ---------------        ------------------
     0 -30 Days                                                            $766,621             $602,837
                                                          -------------------------- --------------------
     31-60 Days                                                                  $0             $424,200
                                                          -------------------------- --------------------
     61-90 Days                                                            $414,981                                      $424,200
                                                          -------------------------- --------------------   ----------------------
     91+ Days                                                            $2,968,210
                                                          -------------------------- --------------------
     Total accounts receivable/payable                                   $4,149,812           $1,027,037
                                                          -------------------------- ====================
     Allowance for doubtful accounts                                     $1,304,047
                                                          --------------------------
     Accounts receivable (net)                                           $2,845,765
                                                          ==========================


                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                               Cost of Goods Sold
----------------------------------                               ------------------
                                           Inventory(ies)
                                             Balance at
                                            End of Month         Inventory Beginning of Month
                                            ------------                                                    ----------------------
                                                                  Add -
  Retail/Restaurants -                                             Net purchase
                                                                                                            ----------------------
   Product for resale                                              Direct labor
                                     --------------------------                                             ----------------------
                                                                   Manufacturing overhead
                                                                                                            ----------------------
  Distribution -                                                   Freight in
                                                                                                            ----------------------
   Products for resale                                             Other:
                                     --------------------------                                             ----------------------

                                                                 ---------------------------------------    ----------------------
  Manufacturer -
                                                                 ---------------------------------------    ----------------------
   Raw Materials
   Work-in-progress
                                     --------------------------
   Finished goods                                                Less -
                                     --------------------------
                                                                   Inventory End of Month
                                     --------------------------                                             ----------------------
                                                                   Shrinkage
                                                                                                            ----------------------
  Other - Explain                                                  Personal Use
                                                                                                            ----------------------
  -----------------------------------
                                                                   Cost of Goods Sold                                    $764,002
  -----------------------------------                                                                       ======================
       TOTAL                                               $0
                                     ==========================

  Method of Inventory Control                                      Inventory Valuation Methods
  Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.
              Yes_____     No
                              ------
  How often do you take a complete physical inventory?             Valuation methods -
                                                                     FIFO cost
                                                                                                     ---
    Weekly                                                           LIFO cost
                      -----                                                                          ---
    Monthly                                                          Lower of cost or market
                      -----                                                                          ---
    Quarterly                                                        Retail method
                      -----                                                                          ---
    Semi-annually                                                    Other
                      -----                                                                          ---
    Annually                                                         Explain
                      -----
Date of last physical inventory was
                                     --------------------------    ---------------------------------------------------------------

                                                                   ---------------------------------------------------------------
Date of next physical inventory is
                                     --------------------------    ---------------------------------------------------------------

                                                               Schedule C
                                                              Real Property

Description                                                                                Cost                   Market Value
                                                                                           ----                   ------------
     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------
     Total                                                                               $          0                   $        0
                                                                                  ====================    =========================

                                                               Schedule D
                                                        Other Depreciable Assets

Description                                                                                Cost                   Market Value
                                                                                           ----                   ------------
Machinery & Equipment -
     Computer Equipment                                                                  $ 17,008,745                   $  400,000
     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------
     Total                                                                               $ 17,008,745                   $  400,000
                                                                                  ====================    =========================
Furniture & Fixtures -
     Furniture                                                                           $  3,040,687                   $        0
     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------
     Total                                                                               $  3,040,687                   $        0
                                                                                  ====================    =========================
Office Equipment -
     Office Equipment                                                                    $  2,699,701                   $        0
     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------
     Total                                                                               $  2,699,701                   $        0
                                                                                  ====================    =========================
Leasehold Improvements -
     Leasehold Improvements                                                              $  9,161,007                   $        0
     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------
     Total                                                                               $  9,161,007                   $        0
                                                                                  ====================    =========================
Other -
     Software                                                                            $  4,738,973                   $  120,000
     ----------------------------------------------------------                   --------------------    -------------------------
     Capitalized R&D                                                                     $ 18,063,213                   $        0
     ----------------------------------------------------------                   --------------------    -------------------------
     Other                                                                               $    316,810                   $        0
     ----------------------------------------------------------                   --------------------    -------------------------

     ----------------------------------------------------------                   --------------------    -------------------------
     Total                                                                               $ 23,118,996                   $  120,000
                                                                                  ====================    =========================

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                           0-30 Days      31-60 Days    61-90 Days     91+ Days         Total
                                        ---------      ----------    ----------     --------         -----
Federal
     Income Tax Withholding                                                                                 $0
                                      -------------  -------------  ------------  -------------   -------------
     FICA - Employee                                                                                        $0
                                      -------------  -------------  ------------  -------------   -------------
     FICA - Employer                                                                                        $0
                                      -------------  -------------  ------------  -------------   -------------
     Unemployment (FUTA)                                                                                    $0
                                      -------------  -------------  ------------  -------------   -------------
     Income                                                                                                 $0
                                      -------------  -------------  ------------  -------------   -------------
     Other (Attach List)                                                                                    $0
                                      -------------  -------------  ------------  -------------   -------------
Total Federal Taxes                             $0             $0            $0             $0              $0
                                      -------------  -------------  ------------  -------------   -------------
State and Local
     Income Tax Withholding                                                                                 $0
                                      -------------  -------------  ------------  -------------   -------------
     Unemployment (UT)                                                                                      $0
                                      -------------  -------------  ------------  -------------   -------------
     Disability Insurance (DI)                                                                              $0
                                      -------------  -------------  ------------  -------------   -------------
     Empl. Training Tax (ETT)                                                                               $0
                                      -------------  -------------  ------------  -------------   -------------
     Sales                                                                                                  $0
                                      -------------  -------------  ------------  -------------   -------------
     Excise                                                                                                 $0
                                      -------------  -------------  ------------  -------------   -------------
     Real property                                                                                          $0
                                      -------------  -------------  ------------  -------------   -------------
     Personal property                                                                                      $0
                                      -------------  -------------  ------------  -------------   -------------
     Income                                                                                                 $0
                                      -------------  -------------  ------------  -------------   -------------
     Other (Attach List)                                                                                    $0
                                      -------------  -------------  ------------  -------------   -------------
Total State & Local Taxes                       $0             $0            $0             $0              $0
                                      -------------  -------------  ------------  -------------   -------------
Total Taxes                                     $0             $0            $0             $0              $0
                                      =============  =============  ============  =============   =============

                                   Schedule F
                            Pre-Petition Liabilities

                                                   Claimed        Allowed
List Total Claims For Each Classification -         Amount       Amount (b)
-------------------------------------------         ------       ----------
     Secured claims (a)                          $ 2,081,987    $ 2,081,987
                                                -------------  -------------
     Priority claims other than taxes
                                                -------------  -------------
     Priority tax claims                         $   145,008    $   145,008
                                                -------------  -------------
     General unsecured claims                    $26,192,925    $26,192,925
                                                -------------  -------------
     (a)  List total amount of claims even it
     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                          Account 1     Account 2     Account 3     Account 4
                                          ---------     ---------     ---------     ---------
Bank
                                         ------------  ------------  ------------  ------------
Account Type
                                         ------------  ------------  ------------  ------------
Account No.
                                         ------------  ------------  ------------  ------------
Account Purpose
                                         ------------  ------------  ------------  ------------
Balance, End of Month
                                         ------------  ------------  ------------  ------------
Total Funds on Hand for all Accounts              $0
                                         ============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/30/01
                                              --------

                                                                          Actual                Cumulative
                                                                       Current Month          (Case to Date)
                                                                       -------------          --------------
Cash Receipts
    Rent/Leases Collected
                                                                       --------------         --------------
    Cash Received from Sales                                             $  590,912             $2,111,094
                                                                       --------------         --------------
    Interest Received
                                                                       --------------         --------------
    Borrowings
                                                                       --------------         --------------

                                                                       --------------         --------------

                                                                       --------------         --------------
    Proceeds from Asset Auction                                          $  362,000             $  362,000
    --------------------------------------------------------           --------------         --------------

    --------------------------------------------------------           --------------         --------------

    --------------------------------------------------------           --------------         --------------

    --------------------------------------------------------           --------------         --------------

    --------------------------------------------------------           --------------         --------------

      Total Cash Receipts                                                $  952,912             $2,473,094
                                                                       --------------         --------------
Cash Disbursements
    Payments for Inventory
                                                                       --------------         --------------
    Selling
                                                                       --------------         --------------
    Administrative                                                       $  552,949             $  939,368
                                                                       --------------         --------------
    Capital Expenditures
                                                                       --------------         --------------
    Principal Payments on Debt
                                                                       --------------         --------------
    Interest Paid
                                                                       --------------         --------------
    Rent/Lease:
      Personal Property
                                                                       --------------         --------------
      Real Property
                                                                       --------------         --------------
    Amount Paid to Owner(s)/Officer(s)
      Salaries
                                                                       --------------         --------------
      Draws
                                                                       --------------         --------------
      Commissions/Royalties
                                                                       --------------         --------------
      Expense Reimbursements
                                                                       --------------         --------------

                                                                       --------------         --------------
    Salaries/Commissions (less employee withholding)                     $  997,225             $1,704,702
                                                                       --------------         --------------
    Management Fees
                                                                       --------------         --------------
    Taxes:
      Employee Withholding
                                                                       --------------         --------------
      Employer Payroll Taxes                                             $   36,934             $   68,293
                                                                       --------------         --------------
      Real Property Taxes

      Other Taxes

    Other Cash Outflows:
                                                                       --------------         --------------

      ------------------------------------------------------           --------------         --------------

      ------------------------------------------------------           --------------         --------------

      ------------------------------------------------------           --------------         --------------

      ------------------------------------------------------           --------------         --------------

      ------------------------------------------------------           --------------         --------------

      Total Cash Disbursements:                                          $1,587,108             $2,712,363
                                                                       --------------         --------------

Net Increase (Decrease) in Cash                                         ($  634,196)           ($  239,269)
                                                                       --------------         --------------

Cash Balance, Beginning of Period                                        $3,726,018             $3,331,091
                                                                       --------------         --------------

Cash Balance, End of Period                                              $3,091,822             $3,091,822
                                                                       ==============         ==============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended   11/30/01
                                             -------------

Cash Flows From Operating Activities                                                     Actual               Cumulative
                                                                                     Current Month          (Case to Date)
                                                                                     -------------          --------------
    Cash Received from Sales                                                              $  590,912               $2,111,094
                                                                                 --------------------  -----------------------
    Rent/Leases Collected
                                                                                 --------------------  -----------------------
    Interest Received
                                                                                 --------------------  -----------------------
    Cash Paid to Suppliers
                                                                                 --------------------  -----------------------
    Cash Paid for Selling Expenses
                                                                                 --------------------  -----------------------
    Cash Paid for Administrative Expenses                                                 $  552,949               $  939,368
                                                                                 --------------------  -----------------------
    Cash Paid for Rents/Leases:
        Personal Property
                                                                                 --------------------  -----------------------
        Real Property
                                                                                 --------------------  -----------------------
    Cash Paid for Interest
                                                                                 --------------------  -----------------------
    Cash Paid for Net Payroll and Benefits                                                $  997,225               $1,704,702
                                                                                 --------------------  -----------------------
    Cash Paid to Owner(s)/Officer(s)
        Salaries
                                                                                 --------------------  -----------------------
        Draws
                                                                                 --------------------  -----------------------
        Commissions/Royalties
                                                                                 --------------------  -----------------------
        Expense Reimbursements
                                                                                 --------------------  -----------------------
        Other
                                                                                 --------------------  -----------------------
    Cash Paid for Taxes Paid/Deposited to Tax Acct.
        Employer Payroll Tax                                                              $   36,934               $   68,293
                                                                                 --------------------  -----------------------
        Employee Withholdings
                                                                                 --------------------  -----------------------
        Real Property Taxes
                                                                                 --------------------  -----------------------
        Other Taxes
                                                                                 --------------------  -----------------------
    Cash Paid for General Expenses
                                                                                 --------------------  -----------------------

    --------------------------------------------------------------               --------------------  -----------------------

    --------------------------------------------------------------               --------------------  -----------------------

    --------------------------------------------------------------               --------------------  -----------------------

    --------------------------------------------------------------               --------------------  -----------------------

    --------------------------------------------------------------               --------------------  -----------------------

    --------------------------------------------------------------               --------------------  -----------------------

        Net Cash Provided (Used) by Operating Activities before
          Reorganization Items                                                           ($  996,196)             ($  601,269)
                                                                                 --------------------  -----------------------

Cash Flows From Reorganization Items

    Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                 --------------------  -----------------------
    Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                 --------------------  -----------------------
    U.S. Trustee Quarterly Fees
                                                                                 --------------------  -----------------------

    ---------------------------------------------------------------              --------------------  -----------------------

        Net Cash Provided (Used) by Reorganization Items                                  $        0               $        0
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
Net Cash Provided (Used) for Operating Activities and
  Reorganization Items                                                                   ($  996,196)             ($  601,269)
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
Cash Flows From Investing Activities

      Capital Expenditures

                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
      Proceeds from Sales of Capital Goods due to Chp 11 Case                             $  362,000               $  362,000
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------

      -------------------------------------------------------------              --------------------  -----------------------

          Net Cash Provided (Used) by Investing Activities                                $  362,000               $  362,000
                                                                                 --------------------  -----------------------
Cash Flows From Financing Activities
      Net Borrowings (Except Insiders)
                                                                                 --------------------  -----------------------
      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
      Capital Contributions

                                                                                 --------------------  -----------------------
      Principal Payments
                                                                                 --------------------  -----------------------

      -------------------------------------------------------------              --------------------  -----------------------
          Net Cash Provided (Used) by Financing Activities                                $        0               $        0
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
Net Increase (Decrease) in Cash and Cash Equivalents                                     ($  634,196)             ($  239,269)
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
Cash and Cash Equivalents at Beginning of Month                                           $3,726,018               $3,331,091
                                                                                 --------------------  -----------------------

                                                                                 --------------------  -----------------------
Cash and Cash Equivalents at End of Month                                                 $3,091,822               $3,091,822
                                                                                 ====================  =======================